Fees Summary	Dec. 31, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	8,229.49
Total Transaction Valuation	59,590,788.32
Total Offset Amount	0.00
Net Fee	$ 8,229.49